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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   November 8, 2002
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                               Avici Systems Inc.
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               (Exact name of Registrant as Specified in Charter)

        Delaware                      000-30865                02-0493372
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(State or Other Jurisdiction of    (Commission File         (I.R.S. Employer
Incorporation)                         Number)             Identification No.)



           101 Billerica Avenue, North Billerica, Massachusetts 01862
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                (Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code  (978) 964-2000
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

     At a special meeting of stockholders of the Company held on November 8, 2002, an amendment to the Company's Fourth Restated Certificate of Incorporation and the Certificate of Designation of Series A Junior Participating Preferred Stock to effect a reverse stock split of the Company's common stock was approved by approximately 93% of the Company's stockholders, and has been filed with the Secretary of State of Delaware. The Company's Board of Directors set the reverse split ratio at one for four. As a result of the reverse stock split, every four
(4) shares of common stock will be combined into one (1) share of common stock, and the total number of issued and outstanding shares of common stock will be reduced to approximately 12,600,000 shares.

     The reverse stock split became effective as of the close of business November 8, 2002 and the Company anticipates that its shares of common stock will begin trading on the NASDAQ National Market on November 12, 2002 under the symbol "AVCID". After twenty trading days, the "D" designation (signifying the reverse split) will be removed and the symbol will revert to "AVCI".

     The press release announcing the approval of the reverse stock split and the determination of the reverse stock split ratio is attached hereto as Exhibit
99.1 and is hereby incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits.
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Exhibit No.    Description
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99.1           Press Release of the Company dated November 8, 2002




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AVICI SYSTEMS INC.


Date: November 8, 2002                    By:  /s/  Paul F. Brauneis
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                                               Paul F. Brauneis
                                               Chief Financial Officer, Senior
                                               Vice President of Finance and
                                               Administration and Principal
                                               Accounting Officer


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                                  EXHIBIT INDEX
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Exhibit No.    Description
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99.1           Press Release of the Company dated November 8, 2002